Exhibit 10.21


                                  METASYN, INC.

                      SERIES D CONVERTIBLE PREFERRED STOCK

                               PURCHASE AGREEMENT







                            Dated as of May 29, 1996



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                                Table of Contents

1. Authorization and Sale of Shares................................... 1

   1.1  Authorization................................................. 1
   1.2  Sale of Shares................................................ 1
   1.3  Use of Proceeds............................................... 1

2.  The Closing....................................................... 1

3.  Representations of the Company.................................... 2
    3.1   Organization and Standing................................... 2
    3.2   Capitalization.............................................. 2
    3.3   Issuance of Shares.......................................... 3
    3.4   Reservation of Common Stock................................. 3
    3.5   Subsidiaries................................................ 3
    3.6   Stockholder List and Agreements............................. 3
    3.7   Tax Returns and Payments.................................... 4
    3.8   ERISA....................................................... 4
    3.9   Title to Assets............................................. 4
    3.10  No Material Adverse Change.................................. 4
    3.11  Real Property Leases........................................ 5
    3.12  Insurance................................................... 5
    3.13  Transactions with Affiliates................................ 5
    3.14  Assumptions or Guaranties of Indebtedness of Other Persons.. 5
    3.15  Investments in Other Persons................................ 5
    3.16  Authority for Agreements.................................... 5
    3.17  Conflicting Agreements and Violations of Charter Provisions. 6
    3.18  Consents and Approvals...................................... 6
    3.19  Compliance with Laws........................................ 6
    3.20  Litigation.................................................. 6
    3.21  Financial Statements........................................ 6
    3.22  Absence of Liabilities...................................... 7
    3.23  Patents and Trademarks...................................... 7
    3.24  Material Contracts and Obligations.......................... 7
    3.25  Employees and Consultants................................... 7
    3.26  Books and Records........................................... 7
    3.27  Disclosures................................................. 8

4.  Representations of the Purchasers................................. 8
    4.1   Investment.................................................. 8
    4.2   Authority................................................... 8
    4.3   Experience.................................................. 8
    4.4   Accredited Investor......................................... 8


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5.  Conditions to the Obligations of the Purchasers...................... 9
    5.1  Accuracy of Representations and Warranties.................. 9
    5.2  Performance................................................. 9
    5.3  Financing Agreements........................................ 9
    5.4  Certificates and Documents.................................. 9
    5.5  Compliance Certificate...................................... 9
    5.6  Other Matters............................................... 9
    5.7  Opinion of Counsel......................................... 10
    5.8  Issuance of Warrants....................................... 10
    5.9  Series C Preferred Stock Certificates...................... 10

6.  Conditions to the Obligations of the Company........................ 10
    6.1  Accuracy of Representations and Warranties................. 10
    6.2  Performance................................................ 10
    6.3  Surrender of Bridge Notes.................................. 10

7.  Covenants of the Company........................................ 11
    7.1   Material Changes and Litigation........................... 11
    7.2   Non-Compete and Non-Solicitation Agreement................ 11
    7.3   Payment of Taxes and Trade Debt........................... 11
    7.4   Maintenance of Insurance.................................. 11
    7.5   Key Man Life Insurance.................................... 11
    7.6   Preservation of Corporate Existence....................... 11
    7.7   Maintenance of Properties, etc............................ 12
    7.8   Compliance with ERISA..................................... 12
    7.9   Negative Covenants........................................ 12
    7.10  Common Stock Purchase Agreement........................... 13
    7.11  Financial Statements and Other Information................ 13
    7.12  Inspection Rights......................................... 13
    7.13  Observation Rights; Information Rights.................... 14
    7.14  Termination of Covenants.................................. 14

8.  Waiver by Purchasers of Certain Rights.......................... 14
    8.1   Waiver of Certain Rights of First Refusal................. 14
    8.2   Waiver of Certain Rights of Co-Sale....................... 15

9.  Successors and Assigns.......................................... 15

10. Transfers of Certain Rights..................................... 15
    10.1  Transfers Permitted....................................... 15
    10.2  Transferees............................................... 15
    10.3  Subsequent Transferees.................................... 15
    10.4  Partners, Stockholders, Affiliates and
           Wholly-Owned S Corporations.............................. 15


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11.  Confidentiality................................................ 16

12.  Survival of Representations and Warranties..................... 16

13.  Notices........................................................ 16

14.  Brokers........................................................ 16

15.  Legal Expenses................................................. 16

16.  Entire Agreement............................................... 17

17.  Amendments and Waivers......................................... 17

18.  Counterparts................................................... 17

19.  Headings....................................................... 17

20.  Severability................................................... 17

21.  Governing Law.................................................. 17


Exhibits

A - List of Purchasers
B - Restated Certificate of Incorporation
C - Exceptions to Representations and Warranties
D - Third Amended and Restated Stockholders' Rights Agreement
E - List of Stockholders
F - Financial Information
G - Employee Nondisclosure and Assignment of Inventions Agreement
H- Consultant Nondisclosure and Assignment of Inventions Agreement I - Form of Opinion of Palmer & Dodge LLP
J - Non-compete and Non-solicitation Agreement
K - Common Stock Purchase Agreement
L - Stock Purchase and Right of First Refusal Agreement

Schedules

1 -  Real Property Leases
2 -  Agreements with Affiliates
3 -  Investment in Other Persons
4 -  Non-accredited Investors

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             SERIES D CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT


     This Agreement dated as of May 29, 1996 is entered into by and among Metasyn, Inc., a Delaware corporation (the "Company"), and the purchasers listed on Exhibit A hereto (the "Purchasers").

     In consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

     1. Authorization and Sale of Shares.

     1.1 Authorization. The Company has, or before the Closing (as defined in Section 2) will have, duly authorized the sale and issuance of up to 1,740,002 shares of its Series D Convertible Preferred Stock, $.01 par value per share (the "Series D Preferred Stock"), having the rights, restrictions, privileges and preferences set forth in the Restated Certificate of Incorporation attached hereto as Exhibit B (the "Restated Certificate"). The Company has, or on or before the Closing will have, adopted and filed the Restated Certificate with the Secretary of State of the State of Delaware.

     1.2 Sale of Shares. Subject to the terms and conditions of this Agreement, at the Closing the Company will sell and issue to each of the Purchasers, and each of the Purchasers will purchase, the number of shares of Series D Preferred Stock set forth opposite such Purchaser's name on Exhibit A hereto, for the purchase price of $3.00 per share (the "Purchase Price"). The aggregate amount of 1,700,002 shares of Series D Preferred Stock being sold under this Agreement shall collectively constitute and are hereinafter referred to as the "Shares."

     1.3 Use of Proceeds. The Company will use the proceeds from the sale of the Shares for product development and other working capital purposes.

     2. The Closing. The closing ("Closing") of the sale and purchase of the Shares under this Agreement shall take place at the offices of Palmer & Dodge LLP, One Beacon Street, Boston, Massachusetts at 11:00 a.m. on May 29, 1996. At or promptly following the Closing, the Company will deliver to each of the Purchasers a certificate for the number of Shares being purchased by such Purchaser, registered in the name of such Purchaser, against payment to the Company of the purchase price therefor, by wire transfer, check, or other method acceptable to the Company. At the Closing, (i) Accel Investors '93 L.P., Accel IV L.P., Accel Keiretsu L.P., Bessemer Venture Partners III L.P., Prosper Partners and Ellmore C. Patterson Partners shall each surrender to the Company for cancellation certain promissory notes executed by the Company, each dated as of February 2, 1996, for the aggregate principal amount of $600,000 (collectively, the "Bridge Notes"), (ii) the principal amount of each such Bridge Note shall be credited by the Company against the purchase

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price of the Shares being purchased by such Purchasers and (iii) the Company shall pay such purchasers the accrued and unpaid interest on the Bridge Notes. The date of the Closing is hereinafter referred to as the "Closing Date." On the Closing Date, the principal amount of Company's Amended and Restated Convertible Promissory Notes dated as of May 26, 1995 and Convertible Promissory Notes dated as of January 19, 1996 (together, the "Convertible Notes") plus accrued and unpaid interest thereon shall automatically convert into shares of the Company's Series C Convertible Preferred Stock, $.01 par value per share ("Series C Preferred Stock"). If at the Closing any of the conditions specified in Section 5 shall not have been fulfilled, each of the Purchasers shall, at its election, be relieved of all of its obligations under this Agreement without thereby waiving any other rights it may have by reason of such failure or such non-fulfillment.

     3. Representations of the Company. Subject to and except as disclosed by the Company in Exhibit C hereto, the Company hereby represents and warrants to each of the Purchasers as follows:

     3.1 Organization and Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to own and hold its properties and conduct its business as presently conducted and as proposed to be conducted by it and to enter into and perform this Agreement, the Third Amended and Restated Stockholders' Rights Agreement between the Company and certain investors listed therein (the "Rights Agreement") attached hereto as Exhibit D, and the agreements, documents and instruments contemplated hereby and thereby (collectively, the "Financing Agreements"), and to carry out the transactions contemplated by the Financing Agreements. The Company is duly qualified to do business as a foreign corporation and is in good standing in the Commonwealth of Massachusetts, such jurisdiction being the only jurisdiction in which the failure to so qualify would have a material adverse effect on the operations or financial condition of the Company. The Company has furnished to the Purchasers true and complete copies of its Restated Certificate and By-Laws, each as amended to date and presently in effect.

     3.2 Capitalization. The authorized capital stock of the Company (after the filing of the Restated Certificate and immediately prior to the Closing) will consist of: 11,500,000 shares of common stock, $.01 par value per share (the "Common Stock"), of which 2,404,721 shares are issued and outstanding; and 6,813,393 shares of Preferred Stock, $.01 par value per share, of which (i) 104,388 have been designated Series A Convertible Preferred Stock, 93,691 of which are issued and outstanding, (ii) 2,655,138 of which have been designated Series B Convertible Preferred Stock, 2,643,736 of which are issued and outstanding, (iii) 1,445,536 of which have been designated Series C Convertible Preferred Stock, none of which are issued and outstanding, (iv) 1,740,002 shares of Series D Convertible Preferred Stock, none of which are issued and outstanding and (v) 868,329 shares of Series E Convertible Preferred Stock, none of which are issued and outstanding. All of the issued and outstanding shares of the Company's capital stock have been duly authorized and validly issued and are fully paid and non-assessable, and have been issued in

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transactions which have been exempt from the registration requirements of applicable federal and state securities laws. Except as set forth in Exhibit C hereto or contemplated by this Agreement, (i) no subscription, warrant, option, convertible security or other right (contingent or otherwise) to purchase or acquire any shares of capital stock of the Company is authorized or outstanding,
(ii) there is not any commitment or offer of the Company to issue any subscription, warrant, option, convertible security or other such right or to issue or distribute to holders of any shares of its capital stock any evidences of indebtedness or assets of the Company, and (iii) the Company has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof. Except as set forth in Exhibit C hereto or contemplated by this Agreement, no person or entity is entitled to (i) any preemptive or similar right with respect to the issuance of any capital stock of the Company, or (ii) any rights with respect to the registration of any capital stock of the Company under the Securities Act of 1933, as amended. Except as set forth in Exhibit C hereto or contemplated by this Agreement, the designations, powers, preferences, rights, qualifications, limitations and restrictions in respect of each class and series of authorized capital stock of the Company are as set forth in the Restated Certificate and By-Laws, each as amended, and all such designations, powers, preferences, rights, qualifications, limitations and restrictions are valid, binding and enforceable and in accordance with all applicable laws.

     3.3 Issuance of Shares. The issuance and delivery of the Shares and the issuance and delivery of the shares of Common Stock issuable upon conversion of the Shares (the "Conversion Stock"), have been, or will be on or prior to the Closing, duly authorized and reserved for issuance by all necessary corporate action on the part of the Company, and the Shares and the shares of Conversion Stock, when issued upon such conversion, will be duly and validly issued, fully paid and non-assessable. Based on the representations made by the Purchasers set forth in Section 4 hereof, the offer, issuance and sale of the Shares pursuant to the Agreement are exempt from registration under the Securities Act of 1933, as amended, and applicable state securities laws. The Company has complied and will comply with all applicable federal and state securities laws in connection with the offer, issuance and sale of the Shares and the shares of Conversion Stock.

     3.4 Reservation of Common Stock. The Company has authorized and reserved, and will continue to reserve, free of preemptive and other preferential rights, a sufficient number of its authorized but unissued shares of Common Stock to satisfy the rights of conversion of any holders of Series D Preferred Stock.

     3.5 Subsidiaries. The Company has no subsidiaries and does not own or control, directly or indirectly, any other corporation, association or business entity.

     3.6 Stockholder List and Agreements. Attached hereto as Exhibit E is a true and complete list of the stockholders of the Company, showing the number of shares of Common Stock or other securities of the Company held by each stockholder immediately prior to the Closing. Except as contemplated by this Agreement or in Exhibit E, there are

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no agreements, written or oral, between the Company and any holder of its capital stock, or, to the best knowledge of the Company, among any holders of its capital stock, relating to the acquisition, disposition or voting of the capital stock of the Company.

     3.7 Tax Returns and Payments. The Company has timely filed all required tax returns and reports (other than those not required to be filed by applicable law or regulation) and has paid, or adequately provided for the payment of, all taxes, assessments and other governmental charges imposed upon it or upon any of its assets, income or franchises, other than any such charges which are currently payable without penalty or interest and taxes, assessments and charges which are being contested in good faith by the Company. The charges, accruals and reserves on the books of the Company with respect to taxes for all fiscal periods are adequate in the opinion of the Company. Except to the extent adequate reserves have been set up, the Company does not know of any actual or proposed tax assessment for any fiscal period. The federal income tax returns of the Company have never been audited by the Internal Revenue Service. The Company has not received notice of any tax lien imposed by any taxing authority which is outstanding against the assets, properties or business of the Company.

     3.8 ERISA. Each employee benefit plan sponsored by the Company is in material compliance with all applicable provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") and the Internal Revenue Code of 1986, as amended (the "Code"). The Company has not incurred any material liability to the Pension Benefit Guaranty Corporation ("PBGC") or any employee benefit plan on account of any failure to meet the contribution requirements of any such plan, minimum funding requirements or prohibited transactions under ERISA or the Code, termination of a single employer plan, partial or complete withdrawal from a multi-employer plan, or the insolvency, reorganization or termination of any multi-employer plan, and no event has occurred or conditions exist which present a material risk that the Company will incur any material liability on account of any of the foregoing circumstances. The consummation of the transactions contemplated by this Agreement will not result in any prohibited transaction under ERISA or the Code for which an exemption is not available.

     3.9 Title to Assets. The Company has good and merchantable title to all of its owned assets free of any mortgages, pledges, charges, liens, security interests or other encumbrances except (i) those reflected on its audited financial statements or the notes thereto, or (ii) tax and mechanics liens not material to the Company or any property to which such liens relate. The Company enjoys peaceful and undisturbed possession under all leases (both capital and operating leases) under which it is operating, and all said leases are valid and subsisting and in full force and effect on and against the Company and, to the knowledge of the Company, the other parties thereto.

     3.10 No Material Adverse Change. Since December 31, 1995, except as indicated in the Financial Statements (as defined below) or in any Exhibit or Schedule hereto, or for changes in general economic conditions, (i) there has been no material adverse change

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in the business, properties, operations or condition, financial or otherwise, of the Company, whether or not covered by insurance and whether or not arising from transactions in the ordinary course of business; (ii) the business, assets, financial condition, or operations of the Company or any of its properties or assets, including without limitation its patents, patent rights, copyrights, trademarks, trade secrets and other intellectual property rights, have not been adversely affected as the result of any legislative or regulatory change or any revocation or change in any material franchise, permit, license or right to do business, whether or not insured against; and (iii) the Company has not entered into any material transaction other than in the ordinary course of business, made any distribution on its capital stock, or redeemed or repurchased any of its capital stock.

     3.11 Real Property Leases. The Company's real property identified on
Schedule 1 is leased as described in such Schedule, having been leased on what the Company believes to be customary terms and conditions in view of the nature and location of the properties.

     3.12 Insurance. The Company carries insurance with financially sound and reputable insurance companies or associations and in such amounts and covering such risks as are adequate and customary for the type and scope of its properties and business.

     3.13 Transactions with Affiliates. Except as set forth in Schedule 2, the Company is not a party to or bound by any agreement with any officer, director, or holder of more than 5% of the Company's outstanding capital stock on a fully diluted basis ("Affiliate"). All of the agreements identified on Schedule 2 hereto were entered into by the Company in good faith and are on terms no less favorable to the Company than those which the Company could have obtained from non-Affiliates.

     3.14 Assumptions or Guaranties of Indebtedness of Other Persons. The Company has not assumed, guaranteed, endorsed or otherwise become directly or contingently liable on (including, without limitation, liability by way of agreement, contingent or otherwise, to purchase, to provide funds for payments, to supply funds to or otherwise invest in the debtor or otherwise to assure the creditor against loss) any indebtedness of any other person.

     3.15 Investments in Other Persons. Except as set forth in Schedule 3, the Company has not made any loan or advance to any person which is outstanding on the date of this Agreement, nor is the Company obligated or committed to make any such loan or advance, nor does the Company own any capital stock or assets comprising the business of, obligations of, or any interest in, any person. The Company has no subsidiaries.

     3.16 Authority for Agreements. The execution, delivery and performance by the Company of the Financing Agreements have been duly authorized by all necessary corporate action, and the Financing Agreements have been duly executed and delivered by the Company. The Financing Agreements constitute the valid and binding obligations of the

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Company enforceable against the Company in accordance with their respective terms, subject to applicable bankruptcy, insolvency, moratorium and similar laws affecting the rights and remedies of creditors generally and also by general principles of equity.

     3.17 Conflicting Agreements and Violations of Charter Provisions. The Company is not in violation of its Restated Certificate, By-laws or of any agreement or instrument by which it is bound, except for violations which, individually or in the aggregate, would not materially and adversely affect the business, properties, operations or condition, financial or otherwise, of the Company. Neither the authorization, execution and delivery of the Financing Agreements, the consummation of the transactions therein contemplated, nor the fulfillment of or compliance with the terms thereof, will conflict with or result in a material breach of any of the terms of the Restated Certificate or By-laws, or of any statute, law, rule or regulation, or of any judgment, decree, writ, injunction, order or award of any arbitrator, court or governmental authority specifically naming the Company, or of any agreement or instrument which is applicable to the Company or by which the Company is bound, or constitute a default thereunder.

     3.18 Consents and Approvals. The Company has obtained or made all necessary
(i) governmental consents, approvals and authorizations, and registrations and filings with governmental authorities, and (ii) consents, approvals, waivers and notifications of stockholders, creditors, lessors and other non-governmental persons, in each case, which are required to be obtained or made by the Company in connection with the execution and delivery of the Financing Agreements, and the consummation of the transactions herein and therein contemplated.

     3.19 Compliance with Laws. The Company is not in violation of any statute, law, rule or regulation, or in default with respect to any judgment, writ, injunction, decree, rule or regulation of any court or governmental agency or instrumentality specifically naming the Company, including, without limitation, laws relating to environmental protection, except for such violations or defaults which do not, individually or in the aggregate, materially and adversely affect the business, assets, operations or condition, financial or otherwise, of the Company.

     3.20 Litigation. There is no action, suit, proceeding or investigation pending, or, to the best of the Company's knowledge, any basis therefor or threat thereof, against the Company, which questions the validity of the Financing Agreements or the right of the Company to enter into them, or which might result, either individually or in the aggregate, in any material adverse change in the assets, condition (financial or otherwise), business or prospects of the Company.

     3.21 Financial Statements. Set forth on Exhibit F is a complete and correct copy of the audited balance sheet of the Company as of December 31, 1995 and the related statements of operations and changes in financial position for the nine-month period then ended, each together with the notes thereto (collectively, the "Financial Statements"). The

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Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied (except as noted) and fairly present the financial condition of the Company at the date thereof and for the periods covered thereby.

     3.22 Absence of Liabilities. Except for liabilities incurred from operations conducted in the ordinary course of business since December 31, 1995, the Company does not have any liabilities or obligations of any type, whether absolute or contingent, other than as disclosed herein or in the Schedules or Exhibits hereto.

     3.23 Patents and Trademarks. Set forth on Exhibit C is a true and complete list of all patents, patent applications, trademarks, service marks, trademark and service mark applications, trade names, registered copyrights and licenses presently owned or licensed by the Company. The licenses set forth on Exhibit C are the valid, binding and enforceable obligations of the Company and, to the best of the Company's knowledge, of the other parties thereto, subject to applicable bankruptcy, insolvency, moratorium and similar laws affecting the rights and remedies of creditors generally and also by general principles of equity. The Company is not aware of and has not received any notice of infringement of any patents, trademarks, service marks, trade names, copyrights, licenses, trade secrets or other proprietary rights of any other person or entity. The Company is not aware that any employee is obligated under any contract (including any license, covenant or commitment of any nature), or under common law, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of such employee's best efforts to promote the interests of the Company or would conflict with the Company's business as proposed to be conducted. To the best of the Company's knowledge, no prior employer of any employee of the Company has any right to or interest in any inventions, improvements, discoveries or other information assigned to the Company by such employee pursuant to a nondisclosure and assignment of invention agreement (in the form attached hereto as Exhibit G) executed by such employee, or otherwise so assigned.

     3.24 Material Contracts and Obligations. Exhibit C sets forth a list of all material agreements of any nature to which the Company is a party or by which it is bound.

     3.25 Employees and Consultants. All employees and consultants of the Company whose employment responsibility requires access to confidential or proprietary information of the Company have executed and delivered nondisclosure and assignment of invention agreements in the forms of Exhibits G and H, respectively, and all of such agreements are in full force and effect. None of the employees of the Company is represented by any labor union.

     3.26 Books and Records. The minute books of the Company contain complete and accurate records of all meetings and other corporate actions of its stockholders and its Board of Directors and committees thereof. The stock ledger of the Company is complete and reflects all issuances, transfers, repurchases and cancellations of shares of capital stock of the Company.


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     3.27 Disclosures. Neither this Agreement nor any Exhibit or Schedule hereto contains or will contain any material misstatement of fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances in which they were made, not misleading. The Company knows of no information or fact which has or would have a material adverse effect on the financial condition, business or prospects of the Company which has not been disclosed to the Purchasers.

     4. Representations of the Purchasers. Each of the Purchasers severally represents and warrants to the Company as follows:

          4.1 Investment. Such Purchaser is acquiring the Shares and the shares of Common Stock into which the Shares may be converted for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same; and, except as contemplated by this Agreement and the Exhibits hereto, such Purchaser has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof.

          4.2 Authority. Such Purchaser has full power and authority to enter into and to perform the Financing Agreements in accordance with their respective terms. Any Purchaser which is a corporation, partnership or trust represents that it has not been organized, reorganized or recapitalized specifically for the purpose of investing in the Company.

          4.3 Experience. Such Purchaser has carefully reviewed the representations concerning the Company contained in this Agreement, and has had the opportunity to make detailed inquiry concerning the Company, its business and its personnel; the officers of the Company have made available to such Purchaser any and all written information which he or it has requested and have answered to such Purchaser's satisfaction all inquiries made by such Purchaser; and such Purchaser has adequate net worth and means of providing for its current needs and personal contingencies to sustain a complete loss of its investment in the Company; such Purchaser's overall commitment to investments which are not readily marketable is not disproportionate to its net worth and such Purchaser's investment in the Shares will not cause such overall commitment to become excessive; and such Purchaser has sufficient knowledge and experience to evaluate the risk of its investment in the Company.

          4.4 Accredited Investor. Except as set forth on Schedule 4 hereto, each Purchaser is an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act of 1933, as amended.

     5. Conditions to the Obligations of the Purchasers. The obligation of each of the Purchasers to purchase Shares at the Closing is subject to the fulfillment, or the waiver by such Purchaser, of the following conditions on or before the Closing Date:


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          5.1 Accuracy of Representations and Warranties. Each representation and warranty contained in Section 3 shall be true on and as of the Closing Date with the same effect as though such representation and warranty had been made on and as of that date.

          5.2 Performance. The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by the Company prior to or at the Closing.

          5.3 Financing Agreements. The Financing Agreements contemplated hereby shall have been executed and delivered by the Company, by each of the Purchasers and by each of the other parties thereto.

          5.4 Certificates and Documents. The Company shall have delivered to the Purchasers:

          (i) The Restated Restated Certificate of the Company, as amended and in effect prior to the Closing Date, certified by the Secretary of State of the State of Delaware;

          (ii) Certificates, as of the most recent practicable dates, as to the corporate good standing of the Company issued by the Secretary of State of the State of Delaware and the Secretary of the Commonwealth of Massachusetts, confirming such good standing on or immediately prior to the Closing Date;

          (iii) By-laws of the Company, certified by its Secretary or Assistant Secretary as of the Closing Date; and

          (iv) Resolutions of the Board of Directors and the stockholders of the Company, authorizing and approving all matters in connection with this Agreement and the transactions contemplated hereby, certified by the Secretary or Assistant Secretary of the Company as of the Closing Date.

          5.5 Compliance Certificate. The Company shall have delivered to the Purchasers a certificate, executed by the President of the Company, dated the Closing Date, certifying to the fulfillment of the conditions specified in Sections 5.1 through 5.4 of this Agreement.

          5.6 Other Matters. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchasers, and the Purchasers shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

          5.7 Opinion of Counsel. Each Purchaser shall have received an opinion from Palmer & Dodge LLP, counsel for the Company, dated the Closing Date, addressed to the Purchasers, substantially in the form attached hereto as
Exhibit I.

          5.8 Issuance of Warrants. The Company shall issue at the Closing the warrants to the following Purchasers exercisable for the number of shares of Series D Preferred Stock set forth opposite their respective names:

            Purchaser                                         No. of shares

      Accel IV L.P.                                              18,320
      Accel Investors '93 L.P.                                      740
      Accel Keiretsu L.P.                                           380
      Ellmore C. Patterson Partners                                 440
      Prosper Partners                                              120
      Bessemer Venture Partners III L.P.                         20,000

          5.9 Series C Preferred Stock Certificates. At the Closing, the Company shall deliver to counsel to the Purchasers stock certificates representing shares of Series C Preferred Stock into which the Convertible Notes automatically convert as of the Closing Date.

     6. Conditions to the Obligations of the Company. The obligations of the Company under Section 1.2 of this Agreement are subject to fulfillment, on or before the Closing Date, of each of the following conditions:

          6.1 Accuracy of Representations and Warranties. The representations and warranties of the Purchasers contained in Section 4 shall be true on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of that date.

          6.2 Performance. The Purchasers shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by them prior to or at the Closing.

          6.3 Surrender of Bridge Notes. At the Closing, the holders of the Bridge Notes shall have surrendered all of such notes to the Company.

          6.4 Surrender of Convertible Notes. At the Closing, the holders of the Convertible Notes shall have surrendered all of such notes to the Company.

     7. Covenants of the Company.

          7.1 Material Changes and Litigation. The Company will promptly notify the Purchasers of any material adverse change in the business, properties, assets or condition, financial or otherwise, of the Company and of any litigation or governmental proceeding or investigation pending or, to the best knowledge of the Company, threatened against the Company, or against any officer, director, key employee, consultant, or principal stockholder of the Company materially affecting or which, if adversely determined, would materially adversely affect its present or proposed business, properties, assets or condition taken as a whole.

          7.2 Non-Compete and Non-Solicitation Agreement. The Company and its key employees and consultants will enter into non-compete and non-solicitation agreements substantially in the form attached hereto as Exhibit J.

          7.3 Payment of Taxes and Trade Debt. The Company will pay and discharge all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or business, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a lien or charge upon any properties of the Company, provided that the Company shall not be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by appropriate proceedings if the Company shall have set aside on its books adequate reserves with respect thereto, or where the failure to so pay would not have a material adverse effect on the business, assets, operations or financial condition of the Company. The Company will pay, when due, or in conformity with customary trade terms but not later than 90 days from the due date, all lease obligations, all trade debt, and all other indebtedness incident to the operations of the Company, except such as are being contested in good faith and by proper proceedings if the Company shall have set aside on its books sufficient reserves with respect thereto, or where the failure to so pay would have a material adverse effect on the business, assets, operations or financial condition of the Company.

          7.4 Maintenance of Insurance. The Company will maintain insurance with financially sound and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Company operates.

          7.5 Key Man Life Insurance. The Company shall obtain and/or maintain insurance policies in the amount of $2,000,000 on the life of Dr. Randall B. Lauffer and in the amount of $2,000,000 on the life of Michael D. Webb, the proceeds of which are payable to the Company.

          7.6 Preservation of Corporate Existence. The Company will preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified, as a foreign corporation in each jurisdiction in which such qualification is necessary or desirable in view of its business and operations or the ownership of its properties. The Company shall preserve and maintain all licenses and other rights to use patents, processes, licenses, trademarks, trade names, inventions, intellectual property rights or copyrights owned or possessed by it and necessary to the conduct of its business, except where the failure to preserve and maintain such intellectual property rights would not have a material adverse effect on the business operations, assets or financial condition of the Company.

          7.7 Maintenance of Properties, etc. The Company will maintain and preserve all of its properties, necessary or useful in the proper conduct of its business, in good repair, working order and condition, ordinary wear and tear excepted, except where the failure to so preserve and maintain would not have a material adverse effect on the business, assets, operations or financial condition of the Company.

          7.8 Compliance with ERISA. The Company will comply with all minimum funding requirements applicable to any pension or other employee benefit or employee contribution plans which are subject to ERISA or to the Code, and comply in all other material respects with the provisions of ERISA and the Code, and the rules and regulations thereunder, which are applicable to any such plan. The Company shall not permit any event or condition to exist which could permit any such plan to be terminated under circumstances which would cause the lien provided for in Section 4068 of ERISA to attach to the assets of the Company.

          7.9 Negative Covenants. The Company hereby further covenants and agrees that it shall not, without the prior written consent of the holders of at least a majority of the outstanding Shares:

               (a) adopt any amendment to the Restated Certificate to create any other class or series of capital stock on parity with or having preference over the Series D Preferred Stock;

               (b) redeem or repurchase any capital stock of the Company (excluding for this purpose (i) up to 100,000 shares of the Common Stock to be reacquired by the Company from Randall B. Lauffer and (ii) shares reacquired by the Company pursuant to restricted stock arrangements from key employees, consultants and others who have terminated their relationship with the Company) unless all of the then outstanding shares of Series D Preferred Stock are first redeemed or repurchased;

               (c) enter into any transaction of merger, consolidation, reorganization or sale of all or substantially all of the assets of the Company if the value of the consideration to be received by the Company in such transaction is less than $4.50 per share of the Company's then outstanding capital stock on a fully diluted basis (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization); and

               (d) amend the Restated Certificate of the Company in such a way as to alter, change or amend the rights, preferences or privileges of the Series D Preferred Stock.

          7.10 Common Stock Purchase Agreement. The Company will cause all employees who acquire Common Stock from the Company to execute a Common Stock Purchase Agreement substantially in the form of Exhibit K hereto (for issuances of restricted stock), or a Stock Purchase and Right of First Refusal Agreement substantially in the form of Exhibit L hereto (for issuances of stock upon exercise of stock options).

          7.11 Financial Statements and Other Information. The Company will:

               (i) furnish to each Purchaser, within 90 days after the end of each fiscal year of the Company, an audited balance sheet of the Company as at the end of such year and audited statements of income and of changes of cash flows of the Company for such year, certified by certified public accountants of established national reputation selected by the Company, and prepared in accordance with generally accepted accounting principles;

               (ii) furnish to each Purchaser, within 20 days after the end of each month, an unaudited balance sheet of the Company as at the end of such month and unaudited statements of income for such month and of changes of cash flows of the Company for such month and for the current fiscal year to the end of such month, setting forth in comparative form the Company's projected financial statements for the corresponding periods for the current fiscal year, and summaries of bookings and backlogs for such month; and

               (iii) furnish to each Purchaser, as soon as available, but in any event within 45 days after commencement of each new fiscal year, a projected annual budget and business plan for such fiscal year prepared on a monthly basis, and, as soon as available, any revisions to such forecast with reasonable promptness, and such other notices, information and data with respect to the Company as may be prepared from time to time, including without limitation, reports of adverse developments, communications with stockholders or directors, press releases and all registration statements, and amendments thereto.

          The foregoing financial statements shall be prepared on a consolidated basis if the Company then has any subsidiaries. The financial statements delivered pursuant to clause (ii) above shall be accompanied by a certificate of the Chief Financial Officer or Treasurer of the Company stating that such statements have been prepared in accordance with generally accepted accounting principles consistently applied (except as noted) and fairly present the financial condition of the Company at the date thereof and for the periods covered thereby.

          7.12 Inspection Rights. The Company will permit each Purchaser, or its authorized representative, access to the Company's facilities during normal business hours, upon reasonable request and prior notice, for the purpose of inspecting the property, affairs and finances of the Company and for discussing the same with any of the Company's officers, directors and employees; provided, however, that each Purchaser will maintain the confidentiality of any information obtained by it during the course of any such inspection.

          7.13 Observation Rights; Information Rights. The Company will permit Advent International Corporation ("Advent") to designate a representative (the "Advent Representative") who shall be allowed to attend meetings of the Board of Directors of the Company as a non-voting observer; provided, however, that the Company may exclude the Advent Representative from meetings, or portions thereof, of the Board of Directors when such exclusion is deemed necessary by the Board of Directors or the presiding officer. The Company will provide the Advent Representative with reasonable prior written notice of all scheduled meetings of the Board of Directors. Paal C. Gisholt shall serve as the initial Advent Representative and Advent shall notify the Company in writing prior to any change in the Advent Representative. In addition, the Company agrees to furnish Advent and Fidelity Ventures ("Fidelity") with copies of (i) materials prepared by or on behalf of the Company and circulated to the Board of Directors, and (ii) any correspondence between the Company and members of the Board of Directors. The Advent Representative, prior to attending any meeting or receiving any of the aforementioned materials, shall be required to execute and deliver a nondisclosure and confidentiality agreement to the Company in substantially the form used by the Company for its employees. Advent and Fidelity each agree to maintain the confidentiality of any information obtained pursuant to this Section 7.13.

          7.14 Termination of Covenants. The covenants of the Company contained in this Section 7 shall terminate, and be of no further force or effect, upon the effective date of a Registration Statement (as defined in the Rights Agreement) covering the Company's first public offering of Common Stock in which the price per share to the public exceeds $6.00 (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization) and the gross proceeds to the Company equal at least $15,000,000.

          8. Waiver by Purchasers of Certain Rights.

               8.1 Waiver of Certain Rights of First Refusal. Each Purchaser hereby irrevocably and unconditionally waives all of its rights of first refusal under Section 3 of the Rights Agreement with respect to the issuance by the Company of up to 900,000 shares of the Series E Convertible Preferred Stock of the Company, $.01 par value per share ("Series E Preferred"), to Daiichi Radioisotope Laboratories Ltd. ("DRL"), as well as issuance by the Company of Common Stock issuable upon conversion of such shares, at the price and substantially upon the general terms and conditions set forth in the proposed Series E Convertible Preferred Stock Purchase Agreement between the Company and DRL, substantially in the form submitted to the Board of Directors of the Company for approval with such changes as may be approved by the Chief Executive Officer of the Company, and hereby also waives any notice period connected with such rights required by the Rights Agreement.

               8.2 Waiver of Certain Rights of Co-Sale. Each Purchaser hereby irrevocably and unconditionally waives all of its rights of co-sale under
Section 4.2 of the Rights Agreement with respect to the sale by Randall B. Lauffer (the "Founder") to the Company of up to 100,000 shares of Common Stock owned by the Founder, at the price and substantially upon the general terms and conditions approved by the Board of Directors of the Company with such changes as may be approved by the Chief Executive Officer of the Company, and hereby also waives any notice period connected with such rights required by the Rights Agreement.

     9. Successors and Assigns. Except as provided in Section 10, the provisions of this Agreement shall be binding upon, and inure to the benefit of, the respective successors, assigns, heirs, executors and administrators of the parties hereto.

     10. Transfers of Certain Rights.

          10.1 Transfers Permitted. The rights granted to a Purchaser under this Agreement may be transferred by such Purchaser only to another Purchaser, to any Affiliate of the Company or to any person or entity that is acquiring securities converted or convertible into at least Two Hundred Thousand (200,000) Shares or Registrable Shares (as such term is defined in the Rights Agreement); provided, however, that the Company is given written notice by the transferee at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which such rights are being assigned.

          10.2 Transferees. Any transferee (other than a Purchaser) to whom rights under this Agreement are transferred shall, as a condition to such transfer, deliver to the Company a written instrument by which such transferee agrees to be bound by the obligations imposed upon Purchasers under Section 11 of this Agreement to the same extent as if such transferee were a Purchaser hereunder.

          10.3 Subsequent Transferees. A transferee to whom rights are transferred pursuant to this Section 10 may not again transfer such rights to any other person or entity, other than as provided in Sections 10.1 and 10.2 above.

          10.4 Partners, Stockholders, Affiliates and Wholly-Owned S Corporations. Notwithstanding anything to the contrary contained in this Agreement, any Purchaser (i) which is a partnership or corporation may transfer rights granted to such Purchaser under this Agreement to any partner, stockholder or Affiliate thereof or (ii) who is the sole owner of a Subchapter S corporation may transfer rights granted to such Purchaser under this Agreement to such Subchapter S corporation, in either case to whom Shares are transferred and who delivers to the Company a written instrument in accordance with Section
10.2 above and containing the representation that the transfer is exempt from registration under the Securities Act of 1933, as amended. In the event of such transfer, such partner, stockholder, Affiliate or corporation shall be deemed a Purchaser for purposes of this Section 10 and may again transfer such rights to any other person or entity which acquires Shares from such partner, stockholder, Affiliate or corporation, in accordance with, and subject to, the provisions of Sections 10.1, 10.2 and 10.3 above and this
Section 10.4.

     11. Confidentiality. Each Purchaser agrees that it will keep confidential and will not disclose or divulge any confidential, proprietary or secret information which such Purchaser may obtain from the Company pursuant to financial statements, reports and other materials submitted by the Company to such Purchaser pursuant to this Agreement or pursuant to visitation or inspection rights granted hereunder, unless such information is known, or until such information becomes known, to the public.

     12. Survival of Representations and Warranties. All agreements, representations and warranties contained herein shall survive the execution and delivery of this Agreement and the closing of the transactions contemplated hereby.

     13. Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered by hand or mailed by first class certified or registered mail, return receipt requested, postage prepaid:

     If to the Company, at Metasyn, Inc., c/o Michael D. Webb, President, 71 Rogers Street, Cambridge, Massachusetts 02142-1118, or at such other address or addresses as may have been furnished in writing by the Company to the Purchasers, with a copy to William T. Whelan, Esq., Palmer & Dodge LLP, One Beacon Street, Boston, Massachusetts 02108;

     If to a Purchaser, at its address set forth on Exhibit A, or at such other address or addresses as may have been furnished to the Company in writing by such Purchaser, with a copy to Judith I. Jacobs, Esq., Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, Massachusetts 02111.

     Notices provided in accordance with this Section 13 shall be deemed delivered upon personal delivery or 48 hours after deposit in the mail.

     14. Brokers. The Company and each Purchaser (i) represents and warrants to the other parties hereto that it has retained no finder or broker in connection with the transactions contemplated by this Agreement, and (ii) will indemnify and save the other parties harmless from and against any and all claims, liabilities or obligations with respect to brokerage or finders' fees or commissions, or consulting fees in connection with the transactions contemplated by this Agreement asserted by any person on the basis of any statement or representation alleged to have been made by such indemnifying party.

     15. Legal Expenses. The Company will pay for the reasonable fees, expenses and disbursements of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., legal counsel to the Purchasers in connection with the transactions contemplated hereby.

     16. Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

     17. Amendments and Waivers. Except as otherwise expressly set forth in this Agreement, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of not less than 66 2/3% of the Registrable Shares. Any amendment or waiver effected in accordance with this Section 17 shall be binding upon each holder of any Shares (including shares of Common Stock into which such Shares have been converted) and each future holder of all such securities and the Company. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

     18. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     19. Headings. The headings of the sections, subsections, and paragraphs of this Agreement have been added for convenience only and shall not be deemed to be a part of this Agreement.

     20. Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision.

     21. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the day and year first above written.


                                  METASYN, INC.


                                  By:    /s/ Michael D. Webb
                                      -----------------------
                                  Name:  Michael D. Webb
                                  Title: President

                           SIGNATURE PAGE TO SERIES D
                 CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

                                   PURCHASERS:

                   ROVENT II LIMITED PARTNERSHIP

                   By:     Advent International Limited Partnership,
                           General Partner

                   By:     Advent International Corporation, General
                           Partner

                   By:         /s/ Paal Gisholt
                           --------------------------------
                   Name:       Paal Gisholt
                   Title:  Investment Manager


                   ADVENT PERFORMANCE MATERIALS
                   LIMITED PARTNERSHIP

                   By:     Advent International Limited Partnership,
                           General Partner

                   By:     Advent International Corporation, General
                           Partner

                   By:         /s/ Paal Gisholt
                           --------------------------------
                   Name:       Paal Gisholt
                   Title:  Investment Manager

                   ADWEST LIMITED PARTNERSHIP

                   By:     Advent International Limited Partnership,
                           General Partner

                   By:     Advent International Corporation, General
                           Partner

                   By:         /s/ Paal Gisholt
                           --------------------------------
                   Name:       Paal Gisholt
                   Title:  Investment Manager

                           SIGNATURE PAGE TO SERIES D
                 CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT


                      ADVENT PARTNERS LIMITED PARTNERSHIP

                      By:     Advent International Corporation, General
                              Partner

                      By:         /s/ Paal Gisholt
                           --------------------------------
                      Name:       Paal Gisholt
                      Title:  Investment Manager


                      FIDELITY VENTURES, LTD. by: Fidelity
                      Capital Associates, Inc.(its General Partner)

                      By:         /s/ Neal Yanofsky
                           --------------------------------
                      Name:       Neal  Yanofsky
                      Title:  Vice President

                           SIGNATURE PAGE TO SERIES D
                 CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

           ACCEL IV L.P.

                              By:   Accel IV Associates L.P.,
                                    its General Partner)
                              By:          /s/ Luke Evnin
                                   --------------------------------
                              Name:
                              Title:       General Partner


                              ACCEL INVESTORS '93 L.P.

                              By:          /s/ G. Carter Sednaoui
                                     --------------------------------
                              Name:
                              Title:       General Partner


                              ACCEL KEIRETSU L.P.

                              By:   Accel Partners & Co., Inc.,
                                    its General Partner


                              By:          /s/ G. Carter Sednaoui
                                     --------------------------------
                              Name:
                              Title:       General Partner

                              ELLMORE C. PATTERSON PARTNERS

                              By:          /s/ Arthur C. Patterson
               Name:
                              Title:       General Partner

                              PROSPER PARTNERS

                              By:          /s/ G. Carter Sednaoui
                                     --------------------------------
                              Name:
                              Title:       Attorney-in-Fact

                           SIGNATURE PAGE TO SERIES D
                 CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT


                             BESSEMER VENTURE PARTNERS III L.P.

                             By:   Deer III & Co.,
                                   General Partner

                             By:          /s/ Robert H. Buescher
                                     --------------------------------
                             Name:        Robert H. Buescher
                             Title:       General Partner


                             BVP III SPECIAL SITUATIONS L.P.


                             By:   Deer III & Co.,
                                   General Partner


                             By:          /s/ Robert H. Buescher
                             Name:        Robert H. Buescher
                                     --------------------------------
                             Title:       General Partner


                             BRIMSTONE ISLAND CO. L.P.


                             By:                    *
                                  --------------------------------
                             Name:
                             Title:


                                                    *
                                  --------------------------------
                                  David J. Cowan


                                                    *
                                  --------------------------------
                                  Rodney A. Cohen


                                                    *
                                  --------------------------------
                                  Richard R. Davis

                           SIGNATURE PAGE TO SERIES D
                 CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT


                                                   *
                                    --------------------------------
                                          Adam P. Godfrey


                                                    *
                                     --------------------------------
                                          Belisarius Corporation


                                                    *
                                     --------------------------------
                                          Quentin Corporation


                                                    *
                                     --------------------------------
                                          G. Felda Hardymon


                                                    *
                                     --------------------------------
                                          Christopher Gabrieli


                                                    *
                                     --------------------------------
                                          Gabrieli Family Foundation


                                                    *
                                     --------------------------------
                                          Diane N. McPartlin


                                                     *
                                     --------------------------------
                                          Gautum A. Prakash


                                                     *
                                     --------------------------------
                                          Robi L. Soni


                                                     *
                                     --------------------------------
                                        Robert J. S. Roriston

                           SIGNATURE PAGE TO SERIES D
                 CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT


                                                     *
                                   --------------------------------
                                   Russell D. Sternlicht


                                                     *
                                   --------------------------------
                                   William T. Burgin


                                                     *
                                   --------------------------------
                                   Neill H. Brownstein


                                                     *
                                   --------------------------------
                                   Michael I. Barach


                                                      *
                                   --------------------------------
                                   Ravi Mhatre


                                                      *
                                    --------------------------------
                                    Barbara M. Henagan


                                    /s/ Robert H. Buescher
                                    --------------------------------
                                    Robert H. Buescher


                                  *  By:          /s/ Robert H. Buescher
                                             --------------------------------
                                     Name:        Robert H. Buescher
                                     Title:       Attorney-in-Fact